Borrowings - Principal Payments (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2020	Dec. 31, 2019
BORROWINGS [Abstract]
June 30, 2021 (incl. total accrued interest $849 of NSM Loan & $50.0 million NSM Loan)	$ 71,407
June 30, 2022	1,050,220
June 30, 2023	381,781
June 30, 2024	46,268
June 30, 2025	19,811
June 30, 2026 and thereafter	37,996
Total	$ 1,607,483	$ 1,581,756